SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 24, 2026, to the Prospectus dated April 30, 2026.

MFS® Blended Research® Core Equity Portfolio

Effective immediately, the following is added after the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Effective October 31, 2026, Nathan Bryant will join Matt Krummell as co-lead portfolio manager of the fund.

CGS-SUP-I-092426